                                                              Exhibit (a)(1)(ii)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
            (Including the Associated Common Stock Purchase Rights)
                                       of
                             RALCORP HOLDINGS, INC.
                       Pursuant to the Offer to Purchase
                            Dated November 12, 2002
--------------------------------------------------------------------------------

   THIS OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME ON WEDNESDAY, DECEMBER 11, 2002, UNLESS THE OFFER IS
                                   EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                         EQUISERVE TRUST COMPANY, N.A.

       By First Class Mail:         By Overnight Deliver or Express           By Hand Delivery:
  EquiServe Trust Company, N.A.                  Mail:                Securities Transfer and Reporting
        Corporate Actions            EquiServe Trust Company, N.A.    c/o EquiServe Trust Company, N.A.
          P.O. Box 43025                Attn: Corporate Actions         100 Williams Street, Galleria
    Providence, RI 02940-3025             40 Campanelli Drive                 New York, NY 10038
                                          Braintree, MA 02184

     FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT THE ABOVE ADDRESS (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS) BEFORE OUR OFFER EXPIRES. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO US, THE DEALER MANAGER, THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY.

     THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

-----------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Owner(s) (Please fill in, if blank,               Certificate(s) Enclosed
          exactly as name(s) appear(s) on Share Certificate(s)                     (attach signed list if necessary)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Total
    (Attach additional signed list if necessary. See Instruction 9.)                           Number of
                                                                                                Shares
                                                                               Share           Evidenced        Number of
                                                                            Certificate        by Share           Shares
                                                                             Number(s)*     Certificate(s)      Tendered**
                                                                          ----------------------------------------------

                                                                          ----------------------------------------------

                                                                          ----------------------------------------------

                                                                          ----------------------------------------------

                                                                          ----------------------------------------------
                                                     TOTAL SHARES
-----------------------------------------------------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which shares are to be purchased in the event of proration.***
 1st:                  2nd:                  3rd:                  4th:

-----------------------------------------------------------------------------------------------------------------------------

* DOES NOT need not be completed by shareholders tendering shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
*** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.

     This Letter of Transmittal is to be completed only if:

     (a)  certificates representing shares are to be forwarded herewith, or

     (b) a tender of shares is to be made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase, unless (1) an Agent's Message (as defined in Instruction 2) is used or (2) the acknowledgement required by the Automated Tender Offer Program is provided.

     Shareholders who desire to tender shares pursuant to the offer, but whose share certificates are not immediately available or who cannot deliver the certificates and all other documents required by this Letter of Transmittal to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

                ADDITIONAL INFORMATION IF SHARES HAVE BEEN LOST,
               ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER OR ARE
      BEING DELIVERED PURSUANT TO A PREVIOUS NOTICE OF GUARANTEED DELIVERY

       Check here if any certificate evidencing the shares you are tendering with this Letter of Transmittal
[ ]    has been lost, stolen, destroyed or mutilated. You should communicate in writing with Georgeson
       Shareholder Communications Inc., the Information Agent, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Information Agent immediately in order to receive further instructions, for a determination as to whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 15.

[ ]    Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the Depositary with the Book-Entry Transfer Facility and complete the following (only financial institutions that are participants in the system of any Book-Entry Transfer Facility may deliver shares by book-entry transfer):

       Name of Tendering Institution: ----------------------------------------------------------------------

       Account Number: ------------------------------------------------------------------------------------

       Transaction Code Number: ----------------------------------------------------------------------------

[ ]    Check here if tendered shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

       Name(s) of Registered Owner(s): ----------------------------------------------------------------------

       Date of Execution of Notice of Guaranteed Delivery: --------------------------------------------------

       Name of Institution which Guaranteed Delivery: ------------------------------------------------------

       Account Number: -------------------------------------------------------------------------------------

  Check only one box. If more than one box is checked or if no box is checked, the shares will not be properly tendered.

               SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER
                              (See Instruction 5)

     By checking one of the following boxes below instead of the box under "Shares Tendered at Price Determined Pursuant to the Offer," the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the purchase price determined by Ralcorp for the shares is less than the price checked below. A shareholder who desires to tender shares at more than one price must complete a separate Letter of Transmittal for each price at which shares are tendered. The same shares cannot be tendered at more than one price.

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

[ ] $21.00  [ ] $22.00  [ ] $23.00  [ ] $24.00
[ ] $21.25  [ ] $22.25  [ ] $23.25
[ ] $21.50  [ ] $22.50  [ ] $23.50
[ ] $21.75  [ ] $22.75  [ ] $23.75

                                       OR

           SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER
                              (See Instruction 5)

[ ] By checking this one box instead of one of the price boxes above, the undersigned hereby tenders shares and is willing to accept the purchase price determined by Ralcorp in accordance with the terms of the offer. This action maximizes the chance of having Ralcorp purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Note that this could result in receiving a price per share of as low as $21.00.

                                    ODD LOTS
                              (See Instruction 8)

To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

[ ] is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

[ ]   is a broker, dealer, commercial bank, trust company, or other nominee that
      (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

In addition, the undersigned is tendering shares either (check one box):

[ ] at the purchase price, as the same will be determined by Ralcorp in accordance with the terms of the offer (persons checking this box need not indicate the price per share above); or

[ ] at the price per share indicated above in the section captioned "Price (In Dollars) per Share at Which Shares Are Being Tendered."

                               CONDITIONAL TENDER

                              (See Instruction 16)

     A tendering shareholder may condition his or her tender of shares upon Ralcorp purchasing a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least that minimum number of shares you indicate below is purchased by Ralcorp pursuant to the terms of the offer, none of the shares tendered will be purchased. It is the tendering shareholder's responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

[ ]   minimum number of shares that must be purchased, if any are purchased, is:
--------- shares.

     If, because of proration, the minimum number of shares designated will not be purchased, Ralcorp may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her shares and checked this box:

[ ]   The tendered shares represent all shares held by the undersigned.

                          SPECIAL PAYMENT INSTRUCTIONS
                       (See Instructions 1, 6, 7 and 10)

     To be completed only if certificate(s) for shares not tendered or not purchased and/or any check for the purchase price are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue:   [ ] Check
       [ ] Share Certificate(s)
                                      to:

Name: -----------------------------------------------------------------------
                                 (Please Print)

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
                           (See Substitute Form W-9)

[ ]   Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account
Number: -----------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 6, 7 and 10)

To be completed only if certificate(s) for shares not tendered or not purchased and/or any check for the purchase price is to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated above.

Mail:   [ ] Check
       [ ] Share Certificate(s)
                                      to:

Name: -----------------------------------------------------------------------
                                 (Please Print)

Address: -----------------------------------------------------------------------

                      (Include Zip Code)
--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
                           (See Substitute Form W-9)

     Ralcorp has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Ralcorp does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

           NOTE: SIGNATURES MUST BE PROVIDED BELOW IN THE BOX LABELED
                     "IMPORTANT -- SHAREHOLDERS SIGN HERE."
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To EquiServe Trust Company, N.A.:

     The undersigned hereby tenders to Ralcorp Holdings, Inc., a Missouri corporation, the above-described shares of Ralcorp's common stock, $.01 par value per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 12, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, together with the Offer to Purchase, as amended or supplemented from time to time, constitute the offer. All shares tendered and purchased will include the associated common stock purchase rights issued pursuant to the Shareholder Protection Rights Agreement dated December 27, 1996 (as amended), between the Company and the Rights Agent named therein, and, unless the context otherwise requires, all references to shares include the associated common stock purchase rights.

     Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Ralcorp all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of Ralcorp, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     (1) deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Ralcorp upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the shares;

     (2) present certificates for the shares for cancellation and transfer on Ralcorp's books; and

     (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

The undersigned covenants, represents and warrants to Ralcorp that:

     (1) the undersigned has full power and authority to tender, sell, assign and transfer the shares (including the associated common stock purchase rights) tendered hereby and when and to the extent accepted for payment, Ralcorp will acquire good, marketable and unencumbered title to the tendered shares (including the associated common stock purchase rights), free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

     (2) the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (ii) the tender of shares complies with Rule 14e-4;

     (3) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Ralcorp to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

     (4) the undersigned has read, understands and agrees to all of the terms of the offer.

     The undersigned understands that Ralcorp's acceptance of shares tendered pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute a binding agreement between the undersigned and Ralcorp upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Ralcorp pay interest on the purchase price, including without limitation, by reason of any delay in making payment.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered. The certificate numbers, the number of shares represented by the certificates, the number of shares that the undersigned wishes to tender and the price at which the shares are being tendered, should be set forth in the appropriate boxes above.

     The undersigned understands that Ralcorp will determine a single per share price, not greater than $24.00 nor less than $21.00, that it will pay for shares properly tendered, taking into account the number of shares tendered and the prices specified by tendering shareholders. Ralcorp will select the lowest purchase price that will allow it to buy 4,000,000 shares or, if a lesser number of shares are properly tendered, all shares that are properly tendered and not withdrawn. All shares acquired in the offer will be acquired at the same purchase price. All shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased, subject to the conditions of the offer and the "odd lot" priority, proration and conditional tender provisions described in the Offer to Purchase. Shares tendered at prices in excess of the purchase price that is determined by Ralcorp and shares not purchased because of proration or conditional tenders will be returned.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Ralcorp may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. In any event, the undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. The undersigned acknowledges that Ralcorp has no obligation, pursuant to the "Special Payment Instructions" box to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Ralcorp does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

     The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above.

     All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                                   IMPORTANT
                             SHAREHOLDERS SIGN HERE

         (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9.)

     (Must be signed by the registered holder(s) exactly as the name(s) of such holder(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Dated: ----------, 2002

Name(s): -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title): ---------------------------------------------------------

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone
Number: -----------------------------------------------------------------------

Tax Identification or Social Security
Number: -----------------------------------------------------------------------




                           (SEE SUBSTITUTE FORM W-9)
                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Authorized Signature: ----------------------------------------------------------

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title: -------------------------------------------------------------------------

Name of Firm: ------------------------------------------------------------------

Address: -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ------------------------------------------------

Dated: ----------, 2002

                      PAYER: EQUISERVE TRUST COMPANY, N.A.

SUBSTITUTE FORM                  Part I -- TAXPAYER IDENTIFICATION NUMBER -- FOR   TIN: ------------------------------
W-9                              ALL ACCOUNTS, ENTER TAXPAYER IDENTIFICATION           Social Security Number
DEPARTMENT OF THE                NUMBER IN THE BOX AT RIGHT AND CERTIFY BY                       OR
TREASURY INTERNAL REVENUE        SIGNING AND DATING BELOW.
SERVICE                          Note: If the account is in more than one name,               Employer
                                 see the chart in the enclosed Guidelines to            Identification Number
                                 determine which number to give the payer.
------------------------------------------------------------------------------------------------------------------
                                 Part II -- For payees exempt from backup withholding, please write "EXEMPT" here
                                 (see the enclosed Guidelines):
------------------------------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR              Part III -- Certification -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The
TAXPAYER NUMBER (TIN)            number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. Resident Alien).
------------------------------------------------------------------------------------------------------------------
                                 Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
                                 (Also, see instructions in the enclosed Guidelines.)
                                 Signature:
                                 Date: ---------------, 2002

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO
YOU
PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR)
A TAXPAYER IDENTIFICATION NUMBER.

----------------------------------------------------------------------------------------------

                             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer
Identification Number), if I do not provide a taxpayer identification number to the Depositary within sixty (60)
days, the Depositary is required to withhold 30% of all cash payments made to me thereafter until I provide a number.


Signature ----------------------------------------------------------------  Date:
                                                                            -------------------------, 2002

Name (Please Print)
----------------------------------------------------------------------------------------------------------------

Address (Please Print)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER.

     1. Guarantee of Signatures. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this Letter of Transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

      (a) This Letter of Transmittal is signed by the registered holder of the shares (which term, for these purposes, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the shares) tendered exactly as the name of the registered holder appears on the certificate(s) for the shares tendered with this Letter of Transmittal and payment and delivery are to be made directly to the owner unless the owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, in which case, payment and delivery will not be made to the holder; or

      (b) the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution").

     In all other cases, including if you have completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 6.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. For your shares to be properly tendered, either (a) or (b) below must happen:

      (a) The Depositary must receive all of the following at its address on the front page of this Letter of Transmittal before or on the date the tender offer expires:

         - either (i) the certificates for the shares or (ii) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2; and

         - one of (i) a properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, (ii) an "Agent's Message" of the type described in this Instruction 2 in the case of a book-entry transfer or (iii) a specific acknowledgement in the case of a tender through the "Automated Tender Offer Program" described in this Instruction 2; and

         -  any other documents required by this Letter of Transmittal.

      (b) You must comply with the guaranteed delivery procedure set forth below.

     Book-Entry Delivery. Any institution that is a participant in the Book-Entry Transfer Facility's system may make book-entry delivery of the shares by causing the Book-Entry Transfer Facility to transfer shares into the Depositary's account in accordance with the Book-Entry Transfer Facility's procedures for transfer. Delivery of this Letter of Transmittal or any other required documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     Agent's Message. The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Ralcorp may enforce such agreement against them.

     Automated Tender Offer Program. Participants in the Book-Entry Transfer Facility may also tender their shares in accordance with the Automated Tender Offer Program to the extent it is available to them for the shares they wish to tender. A shareholder tendering through the Automated Tender Offer Program must expressly acknowledge that the shareholder has received and agrees to be bound by this Letter of Transmittal and that we may enforce such agreement against him, her or it.

     Guaranteed Delivery. If you want to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the Depositary before the offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

      (a)  the tender is made by or through an Eligible Institution;

      (b) the Depositary receives by hand, mail, overnight courier or facsimile transmission, before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal, specifying the price at which shares are being tendered, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

      (c) all of the following are received by the Depositary within three New York Stock Exchange trading days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery;

         - either (i) the certificates for the shares or (ii) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2; and

         - one of (i) a properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, (ii) an "Agent's Message" of the type described in this Instruction 2 in the case of a book-entry transfer or (iii) a specific acknowledgement in the case of a tender through the "Automated Tender Offer Program" described in this Instruction 2; and

      (d)  Any other documents required by this Letter of Transmittal.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, RALCORP RECOMMENDS THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Except as specifically permitted by Section 6 of the Offer to Purchase, Ralcorp will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

     If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a shareholder's certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the tender offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the Book-Entry Transfer Facility, the shares will be credited to the appropriate account maintained by the tendering shareholder at the Book-Entry Transfer Facility. In each case, shares will be returned or credited without expense to the shareholder.

     5. Indication of Price at Which Shares are Being Tendered. For shares to be properly tendered, the shareholder must either:

      (a) check the box next to the section captioned "Shares Tendered at Price Determined Pursuant to the Offer" in this Letter of Transmittal or

      (b) check one of the boxes in the section captioned "Price (In Dollars) per Share at Which Shares Are Being Tendered" in this Letter of Transmittal indicating the price at which the shareholder is tendering shares.

     Only one box may be checked. If more than one box is checked or if no box is checked, the shares will not be properly tendered. A shareholder wishing to tender a portion(s) of the holder's shares at different prices must complete a separate Letter of Transmittal for each price at which the holder wishes to tender each portion of the holder's shares. The same shares cannot be tendered at more than one price (unless previously and properly withdrawn as provided in Section 4 of the Offer to Purchase).

     6. Signatures on Letter Of Transmittal; Stock Powers and Endorsements.

      (a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

      (b) Joint Holders. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

      (c) Different Names on Certificates. If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles) as there are different registrations of certificates.

      (d) Endorsements. When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsement(s) of certificate(s) representing the shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

      (e) Signatures of Fiduciaries. If this Letter of Transmittal or any certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to Ralcorp of his or her authority to so act.

     7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. Ralcorp will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however,

      (a) payment of the purchase price for shares tendered and accepted for purchase is to be made to any person other than the registered holder(s);

      (b) shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

      (c) certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal,

then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

     8. Odd Lots. As described in Section 1 of the Offer to Purchase, if Ralcorp is to purchase fewer than all shares tendered before the Expiration Date and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of the holder's shares at or below the purchase price. This preference will not be available unless the section captioned "Odd Lots" is completed.

     9. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may specify in the "Description of Shares Tendered" box of this Letter of Transmittal the order in which their shares are to be purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the tender offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 14 of the Offer to Purchase.

     10. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     11. Irregularities. All questions as to the number of shares to be accepted, the price to be paid for the shares and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Ralcorp in its sole discretion, which determination will be final and binding on all parties. Ralcorp reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may be unlawful. Ralcorp also reserves the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder, and Ralcorp's interpretation of the terms of the offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects or irregularities have been cured by the tendering shareholder or waived by Ralcorp. Unless waived, any defects or irregularities in connection with tenders must be cured within that time as Ralcorp will determine. None of Ralcorp, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity.

     12. Questions and Requests for Assistance and Additional Copies. You may request additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery from the Information Agent at its address and telephone numbers set forth on the back cover of the Offer to Purchase.

     13. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a shareholder whose tendered shares are accepted for purchase, or the shareholder's assignee (in either case, the "Payee"), provide the Depositary with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 30% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding.

     If the Payee lacks a TIN, the Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("W-9 Guidelines") for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and
(iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

     If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit the appropriate completed IRS Form W-8 or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

     14. Withholding For Non-United States Shareholders. The Depositary generally will withhold United States federal income taxes equal to 30% of the gross proceeds payable to the Non-United States Holder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because of gross proceeds are effectively connected with the conduct of a trade or business within the United States.

     To obtain a reduced rate of withholding under a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN (or successor form). To obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI (or successor form). A Non-United States Holder that qualifies for an exemption from withholding by delivering IRS Form W-8ECI generally will be required to file a United States federal income tax return and will be subject to United States federal income tax on income derived from the sale of shares pursuant to the offer in the manner and to the extent described in Section 14 of the Offer to Purchase as if it were a United States Holder. The Depositary will determine a shareholder's status as a Non-United States Holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that reliance is not warranted.

     A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-United States Holder meets those tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

     Non-United States Holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

     15. Lost, Stolen, Destroyed or Mutilated Certificates. If your certificate for part or all of your shares has been lost, stolen, misplaced or destroyed, you should communicate in writing with Georgeson Shareholder Communications Inc., the Information Agent, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Information Agent immediately in order to receive further instructions, for a determination as to whether you will need to post a bond and to permit timely processing of this documentation.

     16. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered shares being purchased.

     If you wish to make a conditional tender you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

     As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether Ralcorp accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, Ralcorp may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, Ralcorp will limit its purchase in each case to the designated minimum number of shares.

     All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

     The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of shares pursuant to the offer in such a manner that the purchase will be treated as a sale of such shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. If you are an odd lot holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. It is the tendering shareholder's responsibility to calculate the minimum number of shares that must be purchased from the shareholder in order for the shareholder to qualify for sale rather than dividend treatment. Each shareholder is urged to consult his or her own tax advisor.

     This Letter of Transmittal, properly completed and duly executed (or a manually signed facsimile of this Letter of Transmittal), together with certificates representing shares being tendered (or confirmation of book-entry transfer) and all other required documents, or a Notice of Guaranteed Delivery, must be received before 5:00 p.m., New York City time, on the Expiration Date. Shareholders are encouraged to return a completed Substitute Form W-9 with this Letter of Transmittal.



                    THE INFORMATION AGENT FOR THE OFFER IS:

                   Georgeson Shareholder Communications Inc.
                         17 State Street, 10(th) Floor
                               New York, NY 10004
                 Banks and Brokers Please Call: (212) 440-9800
                   All Others Call Toll Free: (866) 870-4326
                      The Dealer Manager for the offer is:
                         BANC OF AMERICA SECURITIES LLC
                              9 West 57(th) Street
                               New York, NY 10019
                                 (212) 583-8564